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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

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                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     December 24, 1997
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                              THE HE-RO GROUP, LTD.
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             (Exact name of registrant as specified in its charter)


     Delaware                       1-10860                  13-36155898
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(State or other                   (Commission               (IRS Employer
jurisdiction of                   File Number)            Identification No.)
incorporation)

                  530 Seventh Avenue, New York, New York 10018
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code   (212) 398-6161
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          (Former name or former address, if changed since last report)
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ITEM 7.  Financial Statements and Exhibits.


         (a)      Financial Statements.

                           Financial Statements will be filed by further amendment to the Form 8-K within 60 days of the date the initial report on Form 8-K was required to be filed.

         (b)      Pro Forma Financial Information.

                           Pro Forma Financial Information will be filed by further amendment to the Form 8-K within 60 days of the date the initial report on Form 8-K was required to be filed.

         (c) The following documents are filed herewith as exhibits to this Form 8-K/A:

                  2.1 Stock Purchase Agreement dated as of October 16, 1997, among the Registrant, Nah Nah, Hong J. Han and Della Rounick (previously filed with the initial report on Form 8-K).

                  16.1     Letter from Arthur Andersen.

                  99.1 Factoring and Revolving Inventory Loan and Security Agreement dated as of December 24, 1997, among The He-Ro Group, Inc., Nah Nah Collection, Inc., HRNL, Inc., The He-Ro Group, Ltd. and its several wholly-owned, active U.S. subsidiaries and Heller Financial, Inc. (previously filed with initial report on Form 8-K).



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   January 8, 1998

                                             THE HE-RO GROUP, LTD.



                                             By:  /s/ Hong J. Han
                                                 -------------------------------
                                                   Hong J. Han
                                                   President and
                                                   Chief Executive Officer


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                                  Exhibit Index

                  *2.1 Stock Purchase Agreement dated as of October 16, 1997, among the Registrant, Nah Nah, Hong J. Han and Della Rounick.

                **16.1     Letter from Arthur Andersen.

                  *99.1 Factoring and Revolving Inventory Loan and Security Agreement dated as of December 24, 1997, among The He-Ro Group, Inc., Nah Nah Collection, Inc., HRNL, Inc., The He-Ro Group, Ltd. and its several wholly-owned, active U.S. subsidiaries and Heller Financial, Inc.

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                  * Previously filed.
                  ** Filed herewith.


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